SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  July 28, 2004
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)





       DELAWARE                      0-21527                  06-1276882
-------------------------   ------------------------    ----------------------
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                            MEMBERWORKS INCORPORATED

Item 7. Financial Statements and Exhibits.

(c) Exhibits
99 Press Release dated July 28, 2004.


Item 12. Results of Operations and Financial Condition.

On July 28, 2004, MemberWorks Incorporated issued a press release announcing fiscal year 2004 fourth quarter and year to date results, a copy of which is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              MEMBERWORKS INCORPORATED
                                                    (Registrant)


Date: July 28, 2004                           By:   /s/ Gary A. Johnson
                                                    --------------------
                                              Gary A. Johnson, President and
                                              Chief Executive Officer